Variflex Variable Annuity	Issued by:	Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated January 23, 2009
To Prospectus Dated May 1, 2008

Effective February 1, 2009, for Contracts with a Guaranteed Rate of 4% or higher, the Company will limit the amount of transfers to the Fixed Account in any Contract Year to $10,000 or 50% of your Contract Value at the beginning of such Contract Year, whichever is greater. The foregoing limit on transfers does not include transfers under an Automatic Asset Reallocation or Dollar Cost Averaging option, provided that such option as initially implemented or subsequently amended by the Owner does not violate the limit.

Please Retain This Supplement For Future Reference